Exhibit 99.3 Reconciliation of Adjusted income from continuing operations

	As reported Quarter Ended September 30, 2014	Adjustments	As adjusted Quarter Ended September 30, 2014	As reported Quarter Ended June 30, 2014	Adjustments	As adjusted Quarter Ended June 30, 2014	As reported Quarter Ended September 30, 2013	Adjustments	As adjusted Quarter Ended September 30, 2013

Net sales	$518.1		$518.1	$518.5		$518.5	$507.4		$507.4
Operating costs and expenses:
Cost of sales	477.0		477.0	461.5		461.5	416.3		416.3
Depreciation and amortization	26.9		26.9	24.9		24.9	25.8		25.8
Selling and administrative	31.9	0.1	32.0	35.9	(1.4)	34.5	33.5	(3.0)	30.5
(Gain) loss on sale or impairment of long-lived assets, net	(3.6)	3.6	—	(0.5)	0.5	—	0.3	(0.3)	—
Other operating credits and charges, net	0.5	(0.5)	—	0.6	(0.6)	—	(16.1)	16.1	—
Total operating costs and expenses	532.7		535.9	522.4		520.9	459.8		472.6
Income (loss) from operations	(14.6)		(17.8)	(3.9)		(2.4)	47.6		34.8
Non-operating income (expense):
Interest expense, net of capitalized interest	(8.3)		(8.3)	(7.4)		(7.4)	(7.6)		(7.6)
Investment income	0.9		0.9	1.7		1.7	1.7		1.7
Other non-operating items	(1.3)	—	(1.3)	3.8	(3.7)	0.1	0.2	0.8	1.0
Total non-operating income (expense)	(8.7)		(8.7)	(1.9)		(5.6)	(5.7)		(4.9)
Income (loss) from continuing operations before taxes and equity in income of unconsolidated affiliates	(23.3)		(26.5)	(5.8)		(8.0)	41.9		29.9
Provision (benefit) for income taxes	(3.6)	3.6	—	(6.7)	6.7	—	4.4	(4.4)	—
"Normalized" tax rate @ 35%	—	(8.8)	(8.8)	—	(2.4)	(2.4)	—	10.5	10.5
Equity in income of unconsolidated affiliates	(1.4)		(1.4)	(1.2)	—	(1.2)	—	—	—
Income (loss) from continuing operations	(18.3)		(16.3)	2.1		(4.4)	37.5		19.4
Income (loss) from discontinued operations before taxes	(3.2)		(3.2)	—		—	1.0		1.0
Provision (benefit) for income taxes	(1.1)		(1.1)	—		—	0.4		0.4
Income (loss) from discontinued operations	(2.1)		(2.1)	—		—	0.6		0.6
Net income (loss)	$(20.4)		$(18.4)	2.1		$(4.4)	$38.1		$20.0
Income (loss) per share of common stock (basic):
Income (loss) from continuing operations	$(0.13)		$(0.12)	$0.01		$(0.03)	$0.27		$0.14
Income (loss) from discontinued operations	(0.01)		(0.01)	—		—	—		—
Net income (loss) per share	$(0.14)		$(0.13)	$0.01		$(0.03)	$0.27		$0.14
Income (loss) per share of common stock (diluted):
Income (loss) from continuing operations	$(0.13)		$(0.12)	$0.01		$(0.03)	$0.26		$0.13
Income (loss) from discontinued operations	(0.01)		(0.01)	—		—	—		0.01
Net income (loss) per share	$(0.14)		$(0.13)	$0.01		$(0.03)	$0.26		$0.14

Average shares of stock outstanding - basic	140.8		140.8	140.8		140.8	140.0		140.0
Average shares of stock outstanding - diluted	140.8		140.8	144.0		140.8	144.0		144.0

	As reported Nine Months Ended September 30, 2014	Adjustments	As adjusted Nine Months Ended September 30, 2014	As reported Nine Months Ended September 30, 2013	Adjustments	As adjusted Nine Months Ended September 30, 2013

Net sales	$1,481.3		$1,481.3	$1,605.5		$1,605.5
Operating costs and expenses:			—
Cost of sales	1,326.9		1,326.9	1,221.7		1,221.7
Depreciation and amortization	77.4		77.4	65.0		65.0
Selling and administrative	108.7	(4.7)	104.0	103.6	(3.0)	100.6
Gain on sale or impairment of long-lived assets, net	(4.1)	4.1	—	(0.4)	0.4	—
Other operating credits and charges, net	1.1	(1.1)	—	(9.1)	9.1	—
Total operating costs and expenses	1,510.0		1,508.3	1,380.8		1,387.3
Income (loss) from operations	(28.7)		(27.0)	224.7		218.2
Non-operating income (expense):
Interest expense, net of capitalized interest	(23.4)		(23.4)	(28.0)		(28.0)
Investment income	4.4		4.4	8.3		8.3
Other non-operating items	(1.8)	2.1	0.3	31.8	(35.1)	(3.3)
Total non-operating income (expense)	(20.8)		(18.7)	12.1		(23.0)
Income (loss) from continuing operations before taxes and equity in income of unconsolidated affiliates	(49.5)		(45.7)	236.8		195.2
Provision (benefit) for income taxes	(15.9)	15.9	—	51.6	(51.6)	—
"Normalized" tax rate @ 35%	—	(14.9)	(14.9)	—	72.6	72.6
Equity in income of unconsolidated affiliates	(3.2)		(3.2)	(11.3)	(2.7)	(14.0)
Income (loss) from continuing operations	(30.4)		(27.6)	196.5		136.6
Income (loss) from discontinued operations before taxes	(3.2)		(3.2)	1.6		1.6
Provision (benefit) for income taxes	(1.1)		(1.1)	0.6		0.6
Income (loss) from discontinued operations	(2.1)		(2.1)	1.0		1.0
Net income (loss)	$(32.5)		$(29.7)	197.5		$137.6
Income (loss) per share of common stock (basic):
Income (loss) from continuing operations	$(0.22)		$(0.20)	$1.41		$0.98
Income (loss) from discontinued operations	(0.01)		(0.01)	0.01		0.01
Net income (loss) per share	$(0.23)		$(0.21)	$1.42		$0.99
Income (loss) per share of common stock (diluted):
Income (loss) from continuing operations	$(0.22)		$(0.20)	$1.36		$0.94
Income (loss) from discontinued operations	(0.01)		(0.01)	0.01		0.01
Net income (loss) per share	$(0.23)		$(0.21)	$1.37		$0.95

Average shares of stock outstanding - basic	140.9		140.9	139.1		139.1
Average shares of stock outstanding - diluted	140.9		140.9	144.1		144.1